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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  April 29, 1997
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                                 TENNECO INC.
             (Exact name of registrant specified in its charter)

    DELAWARE                           1-12387                 76-0515284
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)



          1275 KING STREET
       GREENWICH, CONNECTICUT                                  06831
(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code: (203) 863-1000
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ITEM 5. OTHER EVENTS.

On April 29, 1997, Tenneco Inc. (the "Company") announced its earnings in the quarter ended March 31, 1997 and other matters. A copy of the Company's News Release is attached as an Exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

Exhibit No.          Description
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99                    NEWS RELEASE issued April 29, 1997 by Tenneco Inc.
                      regarding earnings of Tenneco Inc. in the quarter ended March 31, 1997 and other matters.








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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TENNECO INC.


DATE: April 29, 1997                     By: /s/ Karl A. Stewart
                                             ---------------------
                                             Karl A. Stewart
                                             Vice President and Secretary





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                                EXHIBIT INDEX


Exhibit No.              Description
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    99                   News Release issued April 29, 1997 by Tenneco Inc.
                         regarding earnings of Tenneco Inc. in the quarter ended March 31, 1997 and other matters.